Exhibit 10.1

Amendment to Services and License Agreement

This Amendment (“Amendment”) is entered into as of November 18, 20 14 (“Effective Date”), between Invention Development Management Company, LLC (“IDMC”) and Visualant, Inc. (“Visualant”). The parties hereby agree as follows:

1.            Background

1.1          IDMC and Visualant are parties to that certain Services and License Agreement (Agreement No.

L-30240), dated November 11, 2013 (the “Agreement’).

1.2          IDMC and Visualant desire to amend the Agreement as set forth in this Amendment, as of Effective Date.

2.            Terms Used in This Amendment

Unless defined in this Amendment, capitalized terms used in this Amendment have the same meanings as in the Agreement.

3.            Amendments to Agreement

Section 3.1 of the Agreement is hereby amended and restated as follows:

“1.26.    “Licensed IP” means the Patent Applications, IDMC Technology, and Patents which cover the Inventions listed in Exhibit C.”

The Agreement is hereby amended and restated to include Exhibit C which is attached in the following page of this Amendment.

4.            No Other Changes

This Amendment amends the Agreement and all prior amendments with respect to the subject matter of this Amendment, and supersedes all prior and contemporaneous negotiations and other writings with respect to such matters. In the event that a conflict arises between this Amendment and the Agreement or a prior amendment, this Amendment controls. Except for the changes made herein, the terms and conditions of the Agreement and its Exhibits shall remain unchanged and in full force and effect.

Invention Development Management Company, LLC	Visualant, Inc.

Signature: /s/ Chris Alliegro	Signature: /s/ Ronald P. Erickson

Name: Chris Alliegro	Name: Ronald P. Erickson

Title: Executive Vice President	Title (If Applicable): CEO

Address: 1209 Orange Street	Address: 500 Union Street, Suite 420
Wilmington, Delaware 19801	Seattle, WA 98101

Email Address: Notice-US@intven.com	Email Address: ron@visualant.net

EXHIBIT C

List of Inventions

Reference No.	Solution Report Title						Date of License
US-882663	Microscope With ChromalD						11/18/2014
US-893653	Three-Dimensional Imaging for Analysis of Nonplanar Surfaces Using the ChromalD Spectrophotometric Scanner						11/ 18/2014
IL-891618	Reducing the cost and size of the Visualant sensor by integrated packaging						11/ 18/2014
IL-891619 (combined to include US- 882680 & US-882702)	Concurrent analysis of multiple illumination sources in Visualant system						11/18/2014
US-895746	The Chroma ID Technology for the Quality Control of Dairy Products						11/18/2014
US-893669	Optical Fingerprint in Gemstones						11/18/2014
US-895791	Quality Control of Chromatic Profiles	Fruits,	Juices,	and	Wine	Using	11/18/2014
US-897203	Meat Quality Assessment Using ChromalD						11/18/2014
CN-893659	A Novel Medical Application for Visualant’s Chroma ID technology						11/18/2014
IL-891621	Measuring refractive index over a wide frequency range						11/18/2014